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                                                                    EXHIBIT 10.7

                                 PROXICOM, INC.

                             1997 STOCK OPTION PLAN

                                       FOR

                              NONEMPLOYEE DIRECTORS

1.    ESTABLISHMENT, PURPOSE, DURATION

         (a) Establishment of the Plan. Proxicom, Inc. (the "Company") hereby establishes this 1997 Stock Option Plan for Nonemployee Directors (the "Plan"). The Plan permits the grant of Nonqualified Stock Options, subject to the terms set forth herein.

         (b) Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company by linking the personal interests of Nonemployee Directors to those of the Company stockholders and to attract and retain Nonemployee Directors of the highest caliber.

         (c) Duration of the Plan. The Plan shall continue in effect following the Effective Date until all Common Stock subject to options granted under the Plan have been purchased or acquired in accordance with the provisions of the Plan or until the Board of Directors terminates the Plan, as provided herein.

2.    DEFINITIONS

Capitalized terms used and not otherwise defined in the Plan shall have the meanings set forth below:

         (a) "Administrator" shall mean the Secretary, or such individual designated by the Board.

         (b) "Affiliate" means the Company and any company or other trade or business that is controlled by or under common control with the Company, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Company within the meaning of Rule 405 of Regulation C under the Securities Act.

         (c) "Beneficial Owner" has the meaning given such term in Rule 13d-3 under the Exchange Act, as amended from time to time.

         (d) "Board" means the Board of Directors of the Company, as constituted from time to time.

         (e) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.


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         (f) "Committee" means the Compensation Committee of the Board, which must consist of no fewer than two members of the Board who satisfy the definition under Rule 16b-3 of the Exchange Act for "nonemployee director".

         (g) "Common Stock" means common stock, par value $.01 per share, issued by the Company.

         (h) "Company" means Proxicom, Inc. a Delaware corporation, and its Affiliates.

         (i) "Director" means any individual who is a member of the Board.

         (j) "Disability" means a permanent and total disability within the meaning of section 22(e)(3) of the Code.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

         (l) "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: If on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is Publicly Traded on an established securities market, the Fair Market Value of the Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or other determination date (or, if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

         (m) "Grant Date" means the date on which an Option grant takes effect.

         (n) "Nonemployee Director" means a director of the Company who is not also an employee of the Company.

         (o) "Nonqualified Stock Option" or "Option" means an option to purchase Common Stock granted in accordance with section 6 herein.

         (p) "Option Agreement" means an agreement between the Company and a Nonemployee Director setting forth the terms and provisions applicable to an Option granted to that Nonemployee Director under the Plan.

         (q) "Option Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.


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         (r) "Participant" means a Nonemployee Director who holds one or more outstanding Options.

         (s) "Publicly Traded" means that time when the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market

         (t) "Secretary" shall mean the General Counsel and Secretary of the Company.

         (u) "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

3.    ADMINISTRATION

         (a) Administration. The Plan shall be administered by the Board. The Board shall have all powers vested in it by the terms of the Plan, such powers to include authority to prescribe the form of the agreement embodying awards of stock options made under the Plan and the power to determine the restrictions, if any, on the ability of participants to earn-out and to dispose of any stock issued in connection with the exercise of any Options granted pursuant to the Plan. The Board shall have the full power, discretion and authority to interpret the Plan in a manner consistent with the provisions of the Plan; except that, in no event shall the Board have the power to determine eligibility for participation under the Plan or to determine the number, price, vesting period or timing of Options to be granted under the Plan (all of which determination are automatic under the terms of the Plan). The Board may authorize the Committee and/or the Administrator to execute and deliver all documents to be delivered by the Board pursuant to the Plan. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

         (b) Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan shall be final, conclusive and binding on all Participants and their beneficiaries, the Company, its stockholders and employees.

4.    COMMON STOCK SUBJECT TO THE PLAN

         (a) Number of Shares. Subject to adjustment in accordance with section 4(c), the total number of shares of Common Stock with respect to which Options may be granted under the Plan is 350,000. The grant of an Option shall reduce the Common Stock available for grant under the Plan by the number of shares of Common Stock subject to that Option. The Common Stock subject to Options granted under the Plan may be either authorized but unissued Common Stock or Common Stock that has been or may be reacquired by the Company.

         (b) Lapsed Options. If any Option granted under the Plan terminates, expires or lapses for any reason without being exercised, all Common Stock subject to that Option again shall be available for grant under the Plan.


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         (c)      Effect of Changes in Capitalization

                  (i) Changes in Common Stock. If the shares of Common Stock are changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend or other distribution, split, reverse split, combination of interest, exchange of interests, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Common Stock subject to the Plan and in the number, kind and per share exercise price of shares of Common stock subject to unexercised Options, or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Option, the Participant thereafter shall have the right to purchase the number of shares of Common Stock under such Option at the per share price, as so adjusted, which the Participant could purchase at the total purchase price applicable to the Option immediately prior to such adjustment.

                  (ii) Reorganization With Company Surviving. If the Company shall be the surviving entity in any reorganization, merger, consolidation or the like of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall apply to the securities resulting immediately following such reorganization, merger, consolidation or the like, with a corresponding proportionate adjustment of the number of Common Stock and Option Price per share so that the aggregate number of Common Stock and Option Price thereafter shall be the same as the aggregate share number and Option Price immediately prior to such reorganization, merger, consolidation or the like.

                  (iii) Other Reorganizations; Sale of Assets or Common Stock. Unless otherwise provided in an Option Agreement, upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of Common Stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning fifty (50) percent or more of the combined voting power of all classes of Common Stock of the Company, the Plan and all Options outstanding hereunder shall terminate on the date of such transaction, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new Options covering the Common Stock of a successor entity, or a parent or Affiliate thereof, with appropriate adjustments as to the number and kinds of Common Stock and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Participant shall have the right (subject to the general limitations on exercise set forth in section 6 hereof and except as otherwise specifically provided in the Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall designate, to exercise such Option in whole or in part whether or not such Option was otherwise exercisable at the time such termination occurs. The Board shall send written notice of an event




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that will result in such a termination to all Participants not later than the time at which the Company gives notice thereof to its stockholders.

         (d) Adjustments under this Section related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

5.       ELIGIBILITY AND PARTICIPATION

         (a) Eligibility. Persons eligible to participate in the Plan are limited to persons who are Nonemployee Directors on the date of each grant of Options in accordance with section 6. The adoption of this Plan shall not be deemed to give any Director any right to be granted an option except to the extent, and upon such terms and conditions, as provided in the Plan or as may be determined by the Board.

         (b) Participation. Nonemployee directors shall become Participants upon their receipt of grants of Options in accordance with section 6.

6.    NONQUALIFIED STOCK OPTIONS

         (a) Initial Grant of Options. Each person who is a Nonemployee Director immediately following the establishment of the Plan shall be granted an Option to purchase 35,000 shares of Common Stock at the Fair Market Value. Each person who first become a Nonemployee Director after the establishment of the Plan shall be granted an initial Option to purchase 35,000 shares of Common Stock, effective as of the date such person first becomes a Nonemployee Director.

         (b) Subsequent Grants of Options. Each Nonemployee Director who is then serving as a member of the Board as of the adjournment of the third Annual Meeting which occurs after the Nonemployee Director received a grant of an Option pursuant to Section 6(a) or a prior grant of an Option pursuant to this
Section 6(b) shall automatically receive an Option for another 35,000 shares of Common Stock.

         (c) Limitation on Grant of Options. Except for the Options specified in sections 6(a) and (b) herein, no Options shall be granted under the Plan. Options granted under the Plan are not intended to be incentive stock options, as defined in section 422 of the Code.

         (d) Option Agreement. Each Option granted in accordance with section 6(a) and (b) shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of shares of Common Stock subject to the Option, the vesting schedule applicable to the Option, and such other provisions as the Board shall determine. By accepting




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any Option or other benefit under the Plan, each Participant and each person claiming or through such person shall be conclusively deemed to have indicated his/her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

         (e) Option Price. The Option Price applicable to Common Stock subject to an Option granted in accordance with sections 6(a) and (b) shall be the Fair Market Value of a share of Common Stock on the date the grant of the Option is effective; provided, however that if the Director's commencement of service is as of the closing of the Company's initial public offering of Common Stock, the Fair Market Value shall be the price at which the Common Stock was offered for sale in such initial public offering.

         (f) Duration of the Option. Each Option shall expire on the tenth
(10th) anniversary of the effective date of its grant, unless earlier terminated in accordance with the Plan.


         (g) Vesting. Except as otherwise provided in an Option Agreement, Options granted hereunder shall become vested and exercisable on the following schedule: 33% of the total number of shares optioned on and after the first anniversary of the Grant Date; 66% of the total number of shares optioned on and after the second anniversary of the Grant Date; and 100% of the total number of shares optioned on and after the third anniversary of the Grant Date. Unless earlier terminated pursuant to the provisions of the Plan or this Agreement, the unexercised portion of the Option shall expire and cease to be exercisable at 12:01 a.m. on the tenth anniversary of the Grant Date. All Options that do not vest are forfeited.


         (h) Termination. All nonvested options granted to a person shall automatically be forfeited by such person if such person shall cease to be a Director for reasons other than death and the former Participant shall be entitled to no further right or benefit with respect to the Options. All vested Options held by that former Participant shall remain exercisable until the date those Options expire under the Plan. In the event the Nonemployee Director ceases to be a Director by reason of death, the total number of shares of Common Stock covered by the Option shall thereupon become exercisable. In the event of the death of a Participant, all Options then held by the decedent that are exercisable immediately following the death shall remain exercisable until the first anniversary of the date of death or until the Options expire under the Plan, whichever period is shorter, by the person who has acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

(i) (i) Payment. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Administrator (or such other person identified in an Agreement), of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares of Common Stock for which the Option is being exercised. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Board and as set forth in the Agreement pertaining to an Option, (x) in cash or by certified check payable to the order of the Company;
(y) to the extent the Company is not prohibited from purchasing or acquiring shares of Common Stock, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (z) by a combination of the methods described in (x) and
(y) hereof, or such other method permitted




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by the Board; provided, however, that the Board may in its discretion at any time impose such limitations or prohibitions on the use of shares of Common Stock to exercise Options as it deems appropriate.

An Agreement may provide that on and after the date shares of Common Stock are Publicly Traded on an established securities market, payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Common Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Common Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price.

                  (ii) Rights. Except as otherwise provided herein, an individual holding or exercising an Option shall have none of the rights of a Stockholder until the shares of Common Stock covered thereby are fully paid and issued to such individual and, except as provided in section 4 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (j) Restrictions on Share Transferability. The Board shall impose such restrictions on any Options and Common Stock acquired upon the exercise of any Options under the Plan as it many deem advisable, including, without limitation, restrictions under applicable federal securities laws, the requirements of the New York Stock Exchange, and any blue sky or state securities laws applicable to the Options and Shares; except that no such restriction shall be imposed if the effect of the restriction would cause the Plan not to comply with the requirements of 16b-3 of the Exchange Act.

         (k) Nontransferability of Options. Except as provided in this section 6(k), during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in this section 6(k), no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution. An Optionee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, (iii) a partnership in which the Optionee is a partner (but only with the consent of the Committee), or (iv) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this section 6(k) or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of section 6(k) hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination in section 6(h) hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in section 6(f). For purposes of the Plan, the term "Immediate Family Member" shall include the spouse, brothers/sisters, parents or other ancestors, and children and other direct descendants of the Optionee.


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         (l) Right of First Purchase. While and so long as the securities of the
Company have not been Publicly Traded for at least ninety (90) days, any Common Stock issued on exercise of any Option granted under this Plan shall be subject to the Company's right of first purchase. By virtue of that right, (i) such Common Stock may not be transferred during the Participant's lifetime to any person other than an Immediate Family Member; a partnership whose members are the Participant and/or Immediate Family Members; or a trust for the benefit of the Participant and/or Immediate Family Members, unless such transfer occurs within fifteen (15) days following the expiration of thirty (30) days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase the Common Stock at its Fair Market Value in cash, and such offer was not accepted within thirty (30) days after the Company's receipt of that notice; and (ii) upon the Participant's death, the Company shall have the right to purchase all or some of such Common Stock at its Fair Market Value within nine (9) months after the date of death. This right of first purchase shall continue to apply to any such Common Stock after the transfer during the Participant's lifetime of that Common Stock to an Immediate Family Member or to a family partnership or trust as aforesaid, and after any transfer of that Stock with respect to which the Company expressly waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that Common Stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the Participant's death. The Company may assign all or any portion of its right of first purchase to any one or more of its Stockholders, or to a pension, retirement or savings plan for employees of the Company, who may then exercise the right so assigned. Stock certificates evidencing Common Stock subject to this right of first purchase shall be appropriately legended to reflect that right.

7.       ADDITONAL RIGHTS IN CERTAIN EVENTS

         (a) Definitions. For the purposes of this section 7, the following terms shall have the following meanings:

                  (i)  "Person" shall be used as that terms is used in
section 13(d) and 14(d) of the Exchange Act.

                  (ii) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 of the Exchange Act.

                  (iii) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

                  (iv) "Section 7 Event" shall mean, in the discretion of the Committee, the date upon which any of the following events occurs: (y) the Company acquires actual knowledge that any Person other than the Company, an Affiliate or any employee benefit plan sponsored by




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the Company or an Affiliate has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling the Person to more than 50% of the Voting Power of the Company; and (z) the stockholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to such transaction do not hold, directly or indirectly, immediately following such transaction, a majority of the Voting Power of (I) in the case of a merger or consolidation, the surviving or resulting corporation, (II) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 50% of the consolidated assets of the Company immediately prior to the transaction.

         (b) Acceleration of Exercise. Notwithstanding anything to the contrary in the Plan, in case any Section 7 Event occurs, all outstanding Options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

8.       SECURITIES LAWS

The Company shall not be required to sell or issue any Option or shares of Common Stock under any Option if the sale or issuance of such Option or shares would constitute a violation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Company has received evidence satisfactory to the Company that the Participant may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Company shall be final and conclusive. The Company may, but shall in no event be obligated, to register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Common Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

9.       ESTABLISHMENT, AMENDMENT, MODIFICATION AND TERMINATION

         (a) Establishment. The Plan shall be effective as of the date of adoption by the Board (the "Effective Date"), subject to stockholders' approval of the Plan within one year of the Effective Date by a majority of the stockholders entitled to vote, either in person or by proxy, or




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by written consent in accordance with the applicable state law and the Company's
Certificate of Incorporation and By-Laws in a manner that satisfies the Exchange Act; provided, however, that upon approval of the Plan by the stockholders, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Options granted hereunder shall be null and void.

         (b) Amendment and Termination. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Common Stock as to which Options have not been granted. The Company also may retain the right in an Option Agreement to cause a forfeiture of the Option, the Common Stock or gain realized on Common Stock by a Participant for any reason the Company deems to be in its best interest, which reason may include, but not be limited to, the Participant taking actions in "competition with the Company," as defined in the applicable Agreement. Except as permitted hereunder, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, alter or impair rights or obligations under any Option theretofore granted under the Plan.

10.      WITHHOLDING

The Company or an Affiliate may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that a Participant realizes income in connection with the exercise of an Option. The Company or a Affiliate may withhold amounts needed to cover such taxes from payments otherwise due and owing to a Participant, and upon demand the Participant will promptly pay to the Company or a Affiliate having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents. The Company may also withhold shares or amounts payable to a Participant pursuant to court order.

11.      DISCLAIMER OF RIGHTS

The existence of this Plan does not, and no provision in the Plan or in any Option granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to receive an Option or permit a Participant to remain a member of the Board. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

12.      NONEXCLUSIVITY

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.



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13.      GOVERNING LAW

This Plan and all Agreements shall be executed and performed under, and all Awards to be granted hereunder shall be provided under and governed by, the laws of the state of Delaware (but not including the choice of law rules thereof).


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14.      INDEMNIFICATION

To the extent permitted by applicable law, the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Administrator in connection with or resulting from any claim, action, suit or proceeding to which the Administrator may be a party or in which the Administrator may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Administrator (with the Company's prior approval) in the settlement thereof, or paid by the Administrator in satisfaction of a judgment in favor of the Company; subject, however, to the conditions that upon institution of any claim, action suit or proceeding against the Administrator, the Administrator shall give the Company an opportunity in writing, at its own expense, to handle and defend the same before the Administrator undertakes to handle and defend it on the Administrator's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power the Company may have to indemnify the Administrator or hold the Administrator harmless. The Administrator and each officer and employee of the Company shall be fully justified in reasonably relying or acting upon any information furnished in connection with the Administration of the Plan by the Company or any employee of the Company. In no event shall any person who is or shall have been the Administrator, or an officer or employee of the Company, be liable for any determination or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or failure to act, if in good faith.

15.      MISCELLANEOUS PROVISIONS

         (a) Other Award Provisions. Options granted under the Plan shall contain such other terms and provisions that are not inconsistent with this Plan as the Board may authorize, including but not limited to (i) vesting schedules governing the exercisability of such Options; (ii) provisions for acceleration of such vesting schedules in certain events; (iii) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Option; (iv) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Option, whether required by this Plan or applicable securities laws or imposed for other reasons; and (v) provisions regarding the termination or survival of any such Option upon the Participant's death.

         (b) Consents. If the Administrator shall at any time determine that any Consent (as hereafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Option under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder ("Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator. "Consent" with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares of Common Stock, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration, or qualification or to obtain an exemption




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

from the requirement that any such listing, qualification or registration be made; and (iii) any and all other consents, clearances and approvals in respect of a Plan Action.

         (c) Notice Any notice required to be given to the Company hereunder shall be in writing and shall be addressed to Secretary, Proxicom, Inc. 1749 Old Meadow Road, McLean, Virginia 22102-4310, or at such other address the Company may hereafter designate to the Option. A notice shall be deemed to have been duly given when personally delivered or mailed by registered mail or certified mail to the party entitled to receive it.

         (d) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         (e) Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively to whom any benefit under the Plan is to be paid in the event of the Participant's death (or who may exercise the Participant's rights hereunder that are exercisable following the Participant's death). Each designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Board, and shall be effective only when filed by the Participant in writing with the Board or its designate during the Participant's lifetime.

         (f) No Right of Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders.

         (g) Successors. All obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on any successor of the Company by merger, consolidation, or other acquisition of all or substantially all of the business or assets of the Company.



The Plan was duly adopted and approved by the Board on February 7, 1997 and was duly adopted and approved by the stockholders of the Company on February 7, 1997.


                                                 /s/ CHRISTOPHER CAPUANO
                                                 ----------------------

                                                 Christopher Capuano
                                                 Proxicom, Inc.
                                                 General Counsel and Secretary



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